                                                                     Exhibit 4.4

  NUMBER      The ST JOE COMPANY                                          SHARES

JDN                   COMMON STOCK
                      Incorporated under the laws
                      of the State of Florida

                      This Certificate is transferable in
                      Charlotte, North Carolina
                      or in New York City

                                                               CUSIP 790148 10 0
                                             See reverse for certain definitions

              This certifies that


              is the owner of

              fully paid and non-assessable shares of common stock, without par value, of

              The St Joe Company, transferable on the books of the Corporation by the owners hereof, in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

                    In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

[PICTURE]

              Countersigned and registered:                 Dated:
              FIRST UNION NATIONAL BANK
              Charlotte, N.C.                               /s/ illegible

                                                            Chairman

              Transfer Agent and Registrar
              By


                                                            /s/ illegible

              Authorized signature                          Secretary


                                                                          [SEAL]

                              THE ST. JOE COMPANY

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common    UNIF GIFT MIN ACT-______Custodian_______
     TEN ENT -- as tenants by the                         (Cust)         (Minor)
                entireties                         under Uniform Gifts to Minors
     JT TEN  -- as joint tenants with              Act___________________
                right of survivorship                      (State)
                and not as tenants in
                common

    Additional abbreviations may also be used though not in the above list.


   For value received, ______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
   --------------------------------------

   --------------------------------------


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated:


     NOTICE: ----------------------------------------------------------------
             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED:
                              --------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.